SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 1, 2000

                            AUTOTRADECENTER.COM INC.
             (Exact name of registrant as specified in its charter)


         ARIZONA                     333-78659                    86-0879572
(State or other jurisdiction of     (Commission                 (IRS Employer
      incorporation)                File Number)             Identification No.)



             8135 EAST BUTHERUS, SUITE 3, SCOTTSDALE, ARIZONA 85260
               (Address of principal executive offices) (Zip Code)

                                 (480) 951-8040
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 1, 2000, the registrant acquired NDSCo.com, Inc., a Utah corporation engaged in providing technology for the automotive industry. A total of 1,100,000 restricted shares of the registrant's common stock were issued to the former shareholders of NDSCo.com, Inc.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Filed herewith.

         (b) Pro forma financial information: Filed herewith.

         (c)      Exhibits:

                  REGULATION                                                          CONSECUTIVE
                  S-K NUMBER                DOCUMENT                                  PAGE NUMBER

                    10.1               Agreement and Plan of Reorganization
                                       dated March 1, 2000                                 21

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AUTOTRADECENTER.COM INC.



October 10, 2000                        By: /s/ ROGER L. BUTTERWICK
                                          -------------------------------------
                                          Roger L. Butterwick, President

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                              Financial Statements

                                December 31, 1999

                            Joseph B. Glass CPA, PC
                          Certified Public Accountant
                    3939 South Wasatch Boulevard (Suite #2)
                           Salt Lake City, Utah 84124
                       Tel. 801-414-3325 Fax 801-273-7852



                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
NDSCo.Com,Inc.

I have audited the balance sheet of NDSCo.Com,Inc. as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the period from inception (October 22, 1999) to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NDSCo.Com,Inc. as of December 31, 1999 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.



/S/JOSEPH B. GLASS CPA, PC

Joseph B. Glass CPA, PC

Salt Lake City, Utah
February 22, 2000


                                NDSCo.Com, Inc.
                         (A Development Stage Company)
                                 Balance Sheet
                               December 31, 1999


                                     ASSETS
Current Assets
  Cash and cash equivalents                                                     $   1,253
  Note Receivable from Shareholder (note 5)                                        10,116
  Deposits                                                                            165
                                                                                ----------
    Total Current Assets                                                           11,534


Property and Equipment:
  Computer Equipment                                                              438,250
  Less Accumulated Depreciation and amortization                                  (25,639)
                                                                                ----------
    Net Property and Equipment                                                    412,611

Equipment under capital lease obligations less accumulated amortization
  of $1,082 (note 4)                                                               84,665

Software development costs                                                        293,884

Deposits                                                                            4,500

Deferred income taxes (note 3)                                                        -
                                                                                ----------
                                                                                $ 807,194
                                                                                ==========







See accompanying notes to the financial statements


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Current installments of obligations under capital lease (note 4)              $  40,650
  Accounts payable                                                                145,544
  Accrued liabilities                                                              35,627
  Due to stockholder (note 5)                                                      61,370
                                                                                ----------
    Total Current Liabilities                                                     283,191

Obligations under capital lease, excluding current installments (note 4)           36,467
                                                                                ----------
    Total liabilities                                                             319,658

Commitments and contingent liabilities (notes 2,4 and 6)                              -

Stockholders' equity:
  Common Stock, $.001 par value. Authorized 20,000,000 shares;
    issued and outstanding 2,897,712 shares (note 6)                                2,898
  Additional paid-in capital                                                      804,073
  Deficit accumulated during the development stage                               (319,435)
                                                                                ----------
    Total stockholders' equity                                                    487,536
                                                                                ----------
                                                                                $ 807,194
                                                                                ==========

                                NDSCo.Com, Inc.
                         (A Development Stage Company)
                            Statement of Operations
     For the period from inception (October 22, 1999) to December 31, 1999




Revenues                                                                        $     -

Operating expenses:
  Leased employee expense                                                         181,825
  Payroll taxes and employee benefits                                              30,305
  Travel expenses                                                                   9,944
  Telephone and internet expenses                                                   5,666
  Rent (note 4)                                                                    38,668
  Office expenses                                                                   2,547
  Legal and professional fees                                                      20,553
  Depreciation expense                                                             26,721
                                                                                ----------
    Total operating expenses                                                      316,229
                                                                                ----------
    Operating loss                                                               (316,229)

Net interest expense (note 4)                                                      (3,206)
                                                                                ----------
    Net loss before income taxes                                                 (319,435)

Income tax expense (note 3)                                                           -
                                                                                ----------
    Net loss                                                                    $(319,435)
                                                                                ==========









See accompanying notes to financial statements.

                                NDSCo.Com, Inc.
                         (A Development Stage Company)
                       Statement of Stockholders' Equity
     For the period from inception (October 22, 1999) to December 31, 1999

                                                                                        Deficit
                                                                                      accumulated
                                                                       Additional     during the        Total
                                                  Number                 paid-in      development   Stockholders'
                                                of Shares     Amount     capital         stage         Equity
                                                ---------     ------     --------     ----------     ----------
Balances at October 22, 1999                          -       $  -       $    -       $     -        $     -

  Shares issued under pre-incorporation
    agreement (note 6).                         2,000,000      2,000      554,971           -          556,971

  Proceeds from shares issued under
    pre-incorporation agreement (note 6).         897,712        898      249,102           -          250,000

  Net loss for the period from inception
    (October 22, 1999) to December 31, 1999           -          -            -        (319,435)      (319,435)
                                                ---------     ------     --------     ----------     ----------
Balances at December 31, 1999                   2,897,712     $2,898     $804,073     $(319,435)     $ 487,536
                                                =========     ======     ========     ==========     ==========







See accompanying notes to financial statements.

                                NDSCo.Com, Inc.
                         (A Development Stage Company)
                            Statement of Cash Flows
     For the period from inception (October 22, 1999) to December 31, 1999



Cash flows from operating activities:
  Net Loss                                                                      $(319,435)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization                                                  26,721
    Net change in current assets and liabilities:
      Deposits                                                                       (165)
      Accounts payable                                                            145,544
      Accrued liabilities                                                          35,511
                                                                                ----------
        Net cash used in operating activities                                    (111,824)

Cash flows from investing activities:
  Purchase of equipment                                                           (12,250)
  Software development costs                                                     (170,384)
  Loan to Stockholder                                                             (10,000)
                                                                                ----------
        Net cash used in investing activities                                    (192,634)

Cash flows from financing activities:
  Proceeds from the sale of stock                                                 250,000
  Proceeds from stockholder advance                                                61,370
  Repayments of obligations under capital leases                                   (5,659)
                                                                                ----------
        Net cash provided by financing activities                                 305,711
                                                                                ----------
Net increase in cash and cash equivalents                                           1,253

Cash and cash equivalents at the beginning of the period                              -
                                                                                ----------
Cash and cash equivalents at the end of the year                                $   1,253
                                                                                ==========



See accompanying notes to financial statements.

                                NDSCo.Com, Inc.
                         (A Development Stage Company)
                      Statement of Cash Flows (continued)
     For the period from inception (October 22, 1999) to December 31, 1999



Cash paid during the period from inception (October 22, 1999)
  to December 31, 1999 for:
      Interest                                                                  $   1,723
      Income taxes                                                              $     -

Supplemental disclosures of noncash investing and financing activities (note 6):
    On October 22, 1999, the Company issued 2,000,000 shares of its $0.0001 par value common stock for various assets and liabilities. The stock was valued at $0.2785 per share. In conjunction with this transaction net assets and liabilities were assumed or transferred as follows:

      Computer Equipment                                                        $ 426,000
      Furniture under capital lease obligation                                     41,967
      Display booth under capital lease obligation                                 43,780
      Capitalized software                                                        128,000
      Capital lease obligations                                                   (82,776)
      Stock issued                                                               (556,971)















See accompanying notes to financial statements.

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
               For the period from inception (October 22, 1999) to
                                December 31, 1999


(1) DESCRIPTION OF BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a.   DESCRIPTION OF BUSINESS OPERATIONS

          NDSCo.Com, Inc. (the Company), based in Salt Lake City, Utah, is a pioneering provider of e-business products and solutions that use web-based technologies to achieve business-to-business objectives in the automobile industry. The Company utilizes a network of auto buying web sites that empower auto dealerships to research, finance, and purchase vehicles online. The Company also provides manufacturers the ability to list vehicles for sale to dealers in all parts of the country almost instantly from their own lots.

     b.   CASH AND CASH EQUIVALENTS

          Cash and cash equivalents consist of highly liquid investments with an original maturity to the Company of less than ninety days.

     c.   PROPERTY AND EQUIPMENT

          Property and equipment are stated at cost. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives.

          The estimated lives used in determining depreciation and amortization are:

               Computer equipment                             3     years
               Furniture and display booths                 5-7     years

          Equipment under capital leases are amortized over the lives of the respective leases or, for those leases which substantially transfer ownership, over the service lives of the assets. Amortization expense for capital leases is included with depreciation and amortization expense.

          The straight-line method of depreciation and amortization is followed for substantially all assets for financial reporting purposes. Certain assets are depreciated under accelerated methods for tax purposes.

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
               For the period from inception (October 22, 1999) to
                                December 31, 1999



     d.   INTANGIBLE ASSETS

          All research and development costs incurred by the Company in the development of computer software are charged to expense until technological feasibility of the software is established. After technological feasibility has been established, software development costs are capitalized until the software is available for general release. Software development costs are recorded at the lower of its un-amortized historical cost or its estimated net realizable value. Software development costs are amortized on a product by product basis using the straight-line method over their estimated useful lives of three to five years. There was no amortization of software development costs for the period ending December 31, 1999.

          On an ongoing basis, management reviews the valuation and amortization of software development costs to determine possible impairment by comparing the carrying value to the discounted estimated future cash flows of the related business.

     e.   INCOME TAXES

          The Company accounts for income taxes under the asset and liability method, under which deferred taxes are determined based on the difference between the financial statement and the tax basis of the assets and liabilities using enacted tax rates in effect in the years in which the deferred tax assets or liabilities are expected to be paid or recovered. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized.

     f.   ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
               For the period from inception (October 22, 1999) to
                                December 31, 1999


          and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  LIQUIDITY

     The Company is a "Development Stage Company", beginning business in a competitive market. During the period from inception (October 22, 1999) to December 31, 1999 the Company incurred at net loss of $312,093 and used cash from operating activities of $111,824. Management has implemented plans that it believes will return the Company to profitable operations and positive cash flows. In the opinion of management, the continued implementation of these plans will permit the Company to meet its operating and debt cash requirements, at least through the next fiscal year; however, the Company is subject to uncertainties over which management has limited control, any one of which could adversely affect the Company's operating cash flows, and thus create cash flow problems for the Company.

(3)  INCOME TAXES

     Net loss from operations before income taxes and related income tax expense for the period from inceptions (October 22, 1999) to December 31, 1999 was as follows:

          Net loss from continuing operations
            before income taxes                       $312,093

          Current:
            Federal                                   $    -
            State                                          -

          Deferred:
            Federal                                        -
            State                                          -
                                                      --------
               Total                                  $    -
                                                      ========

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
               For the period from inception (October 22, 1999) to
                                December 31, 1999



     Differences between income taxes attributable to continuing operations at the statutory federal income tax rates and the Company's effective tax rate of 34% are as follows:

          Tax at federal statutory rate                        $(106,112)
          State income taxes, net of federal
            tax benefit                                          (12,484)
          Valuation allowance                                    118,596
                                                               ----------
               Total                                           $     -
                                                               ==========

          Effective income tax rate                                 00.0%

     Components of deferred income tax assets and liabilities at December 31, 1999 are as follows:

          Deferred tax asset:
            Net loss from operations                           $ 118,596

          Less valuation allowance                              (118,596)
                                                               ----------
               Net deferred tax asset                          $     -
                                                               ==========

     The company has net operating loss carry-forwards of approximately $312,000 for income tax purposes, which expire in 2019. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. In order to fully realize the deferred tax assets, the Company will need to generate future taxable income of approximately $312,000 prior to the expiration of the net operating loss carry-forwards in 2019. Due to the uncertainty of the ultimate realization of the deferred tax assets, the Company has recorded a valuation allowance against these assets of $118,596 at December 31, 1999.

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
               For the period from inception (October 22, 1999) to
                                December 31, 1999



(4)      LEASING ARRANGEMENTS

     The Company leases all of its office facilities under a non-cancelable operating lease. The lease is with a company controlled by an officer and director of the Company. The Company also leases certain of its property and equipment under capital leases.Future minimum lease payments under capital and non-cancelable operating leases as of December 31, 1999, are as follows:

                                           CAPITAL          OPERATING
                                           LEASES             LEASES
          Year ending December 31,
                 2000                      $ 57,238          $51,285
                 2001                        19,222            3,773
                 2002                        15,766              -
                 2003                        11,824              -
                 2004                           -                -
                 Thereafter                     -                -
                                           --------          -------
          Total minimum lease payments     $104,050           55,058

          Less amounts representing
          estimated executory costs           6,052

          Less amounts representing
          interest                           20,881
                                           --------
          Present value of net minimum
          capital lease payments             77,117

          Less current installments of
          obligations under capital lease    40,650
                                           --------
          Present value of net minimum
          lease payments                   $ 36,467
                                           ========

     Total rent expense under operating leases in 1999 was $38,668, of which $33,247 was under a lease with a company controlled by an officer and director of the Company.

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
               For the period from inception (October 22, 1999) to
                                December 31, 1999



(5)  RELATED PARTY TRANSACTIONS

     An 8.0% unsecured loan in the amount of $10,000 was made to a shareholder and director in November 1999. The note carries a default interest rate of 10.0% and is due in January 2000.

     The Company was advanced $61,370 from a shareholder and director during the period ending December 31, 1999. The advance carries no interest rate and is due on demand.

(6)  COMMON STOCK

     On October 22, 1999 the Company issued 897,712 shares of its $.001 par value common stock for $250,000 cash ($0.2785 per share).

     On October 22, 1999 the Company issued 2,000,000 shares of its $.001 par value (valued at $556,971, based on a value of $0.2785 per share) to JK Technologies, Inc. for computer equipment, furniture, computer software, and lease obligations. Values were assigned to the various assets and liabilities based on their fair market values. The transaction has been accounted for using the purchase method of accounting.

     As of December 31, 1999, 2,000,000 of the issued and outstanding shares, were being held in an escrow account. Of those shares, 750,000 are to be delivered to the shareholder on January 22, 2000, 500,000 are to be delivered to the shareholder on October 22, 2000, and 750,000 shares are to be delivered to the shareholder on October 22, 2001. The escrow agreement allows the Company, at its option, to repurchase any of the shares remaining in the escrow account, if certain officers and directors are terminated by the Company for any reason prior to October 22, 2001, at a purchase price of $.2875 per share

On October 22, 1999 the Company has issued options to a shareholder and director to purchase 350,000 shares of common stock at a purchase price of $1.00 per share, an option to purchase 433,139 shares at a purchase price of $1.50, and an option to purchase 319,149 shares at a purchase price of $2.35 per share. The shares are exercisable on or before January 15, 2000, on or March 15, 2000, and on or before June 30, 2000, respectively.

                                 NDSCO.COM, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
               For the period from inception (October 22, 1999) to
                                December 31, 1999



(7)  SUBSEQUENT EVENT

     On February 16, 2000, the Company signed a letter of intent to exchange all of its issued and outstanding stock for 1,175,000 shares of the common stock of an unrelated company. The agreement has a scheduled closing date of March 1, 2000.

AutoTradeCenter.com, Inc.
Pro forma Income Statement
For the Year Ended March 31, 2000
(Unaudited)

                                             AutoTradeCenter.com,    NDSCo.         Annualize        Pro Forma         Pro Forma
                                             Inc. 3/31/00            12/31/00       NCSCo.          Adjustments         Results
Net sales                                    $ 131,861,292                 -                -              -          131,861,292
Cost of sales                                  125,770,135                 -                -              -          125,770,135
                                             --------------          ----------     ------------     ----------     --------------
Gross profit                                     6,091,157                 -                -              -            6,091,157
                                             --------------          ----------     ------------     ----------     --------------
Operating expenses:
  Selling                                        4,084,987                 -                -              -            4,084,987
  General and administrative                     2,397,342             289,508        1,505,442            -            4,192,292
  Depreciation and amortization                    358,228              26,721          138,949        186,919            710,817
                                             --------------          ----------     ------------     ----------     --------------
    Total operating expenses                     6,840,557             316,229        1,644,391        186,919          8,988,096
                                             --------------          ----------     ------------     ----------     --------------
Loss from operations                              (749,400)           (316,229)      (1,644,391)      (186,919)        (2,896,939)
                                             --------------          ----------     ------------     ----------     --------------
Other income (expense):
  Miscellaneous                                    102,133                 -                -              -              102,133
  Bad debt expense                              (1,045,970)                -                -              -           (1,045,970)
  Interest expense-related party                  (768,121)                -                -              -             (768,121)
  Interest expense                                (182,429)             (3,206)         (16,671)           -             (202,306)
                                             --------------          ----------     ------------     ----------     --------------
    Total other income (expense) - net          (1,894,387)             (3,206)         (16,671)           -           (1,914,264)
                                             --------------          ----------     ------------     ----------     --------------
Loss before income taxes                        (2,643,787)           (319,435)      (1,661,062)           -           (4,624,284)

Income tax benefit (expense)                        56,034                 -                -              -               56,034
                                             --------------          ----------     ------------     ----------     --------------
Net loss                                     $  (2,587,753)          $(319,435)     $(1,661,062)      (186,919)        (4,755,169)
                                             ==============          ==========     ============     ==========     ==============
Basic earnings (loss) per share              $       (0.12)                                                                 (0.21)
                                             ==============                                                         ==============
Diluted earnings (loss) per share            $       (0.12)                                                                 (0.21)
                                             ==============                                                         ==============
Weighted average shares outstanding for:
  Basic earnings per share                      21,638,671                                                             22,647,004
                                             ==============                                                         ==============
  Diluted earnings per share                    21,638,671                                                             22,647,004
                                             ==============                                                         ==============

AutoTradeCenter.com, Inc.
Noters to the Pro Forma Income Statement
For the Year Ended March 31, 2000



Note 1. Description of the Transaction

As of March 1, 2000, AutoTradeCenter.com, Inc. (the Company) acquired NDSCo.com (NDSCo.), a Utah Corporation by issuing to the shareholders of NDSCo. a total of 1,100,000 restricted shares of stock.

Note 2. Pro Forma Presentation

The Pro Forma presentation shows the estimated results of operations for the year ended March 31, 2000, had the entities been combined as of April 1, 1999. As NDSCo. was formed as a corporation on October 22, 1999, the Pro Forma presentation annualizes the income statement, taking into account income and expense amounts had the Company been in existence on April 1, 1999. The presentation does not include the effects of any increase in sales that may have resulted in the combination. The only Pro Forma adjustment made as a result of the combination is to add the amortization of goodwill acquired and amortized over ten years. No income tax benefit has been added as a valuation allowance has been recorded for the deferred tax asset relating to the loss carry forwards.